Exhibit 99.1

5130 Industrial Street, LLC

Minneapolis, Minnesota

FINANCIAL STATEMENTS

Including Report of Independent Registered Public Accounting Firm

As of and for the Years Ended December 31, 2012 and 2011

5130 Industrial Street, LLC

TABLE OF CONTENTS

As of and for the Years Ended December 31, 2012 and 2011

Report of Independent Registered Public Accounting Firm	1
Financial Statements
Balance Sheets	2
Statements of Operations and Members’ Deficit	3
Statements of Cash Flows	4
Notes to Financial Statements	5 - 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members

5130 Industrial Street, LLC

Maple Plain, Minnesota

We have audited the accompanying balance sheets of 5130 Industrial Street, LLC as of December 31, 2012 and 2011, and the related statements of operations and members' deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 5130 Industrial Street, LLC as of December 31, 2012 and 2011 and the results of its operations and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

May 29, 2013

5130 Industrial Street, LLC

BALANCE SHEETS

As of December 31, 2012 and 2011

ASSETS

	2012	2011
ASSETS
Land	$250,000	$250,000
Land improvements	140,000	140,000
Building and improvements	3,555,753	3,555,753
	3,945,753	3,945,753
Less: Accumulated depreciation	1,617,248	1,391,044
Net Property	2,328,505	2,554,709

Cash	66,732	-
Rents receivable, net of allowance for doubtful accounts of $5,000 in 2012 and $0 in 2011	333	2,612
Deferred rents receivable	73,433	82,050
Restricted escrows and reserves	153,976	165,624
Prepaid insurance	5,999	5,854
Deferred financing costs, net	57,390	70,894
Deferred leasing costs, net	6,521	6,251
TOTAL ASSETS	$2,692,889	$2,887,994

LIABILITIES AND MEMBERS’ DEFICIT
LIABILITIES
Notes payable	$4,558,216	$4,612,512
Checks issued in excess of bank balance	-	46,712
Accounts payable	35,598	20,687
Other accrued expenses	28,660	13,710
Tenant security deposits	35,136	35,136
Prepaid rent	6,320	-
Accrued interest	100,150	50,637
Total Liabilities	4,764,080	4,779,394

COMMITMENTS AND CONTINGENCIES	-	-

MEMBERS’ DEFICIT
Subscriptions receivable	(30,000)	-
Members’ deficit	(2,041,191)	(1,891,400)
Total Members’ Deficit	(2,071,191)	(1,891,400)
TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$2,692,889	$2,887,994

See accompanying notes to financial statements.

5130 Industrial Street, LLC

STATEMENTS OF OPERATIONS AND MEMBERS’ DEFICIT

For the Years Ended December 31, 2012 and 2011

	2012	2011
OPERATING REVENUES
Rent	$398,067	$434,926
Operating expense reimbursement	145,019	142,260
Other income	1,810	-
Total Operating Revenues	544,896	577,186

OPERATING EXPENSES
General and administrative	67,716	53,193
Property operating expenses	95,878	112,894
Real estate taxes and insurance	147,977	140,877
Interest expense	301,737	308,829
Total Operating Expenses	613,308	615,793
Operating Loss	(68,412)	(38,607)

DEPRECIATION AND AMORTIZATION	243,638	254,156

NET LOSS	(312,050)	(292,763)

MEMBERS’ DEFICIT - Beginning of Year	(1,891,400)	(1,776,720)
Contributions	273,895	183,299
Subscriptions receivable	(30,000)	-
Distributions	(111,636)	(5,216)

MEMBERS’ DEFICIT - END OF YEAR	$(2,071,191)	$(1,891,400)

See accompanying notes to financial statements.

5130 Industrial Street, LLC

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2012 and 2011

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(312,050)	$(292,763)
Adjustments to reconcile net loss to net cash flows from operating assets and liabilities:
Depreciation and amortization	243,638	254,156
Provision for doubtful accounts	(5,000)	-
Changes in operating assets and liabilities:
Rents receivable	7,279	2,493
Deferred rents receivable	8,617	(5,920)
Prepaid insurance	(145)	641
Accounts payable	14,911	(115,791)
Other accrued expenses	14,950	983
Accrued interest	49,513	24,235
Leasing commissions paid	(4,200)	-
Prepaid rent	6,320	-
Net Cash Flows from Operating Activities	23,833	(131,966)

CASH FLOWS FROM INVESTING ACTIVITIES
Deposits to restricted escrows and reserves	(136,487)	(182,062)
Withdrawals from restricted escrows and reserves	148,135	140,534
Net Cash Flows from Investing Activities	11,648	(41,528)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in checks issued in excess of bank balance	(46,712)	46,712
Principal payments on notes payable	(54,296)	(51,308)
Contributions	243,895	183,299
Distributions paid	(111,636)	(5,216)
Net Cash Flows from Financing Activities	31,251	173,487

Net Change in Cash	66,732	(7)

CASH - Beginning of Year	-	7

CASH - END OF YEAR	$66,732	$-

See accompanying notes to financial statements.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2012 and 2011

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

5130 Industrial Street LLC (“the Company”) was incorporated in the state of Minnesota on November 23, 2005 to purchase real estate.  Until December 2012, M.G. Kaminski Revocable Trust owned 98% of the Company and Kamco, Inc. owned the remaining 2% (together, “the Kaminski Trusts”).  After contributions from new members in December 2012, the Kaminski Trusts owned 85% of the Company and the remaining 15% was owned by minority members as of December 31, 2012.

NOTE 2 - INVESTMENT IN REAL ESTATE PROPERTIES AND ENTITIES

The Company owns and operates the following real estate properties:

5130 Industrial Street Maple Plain, MN

1350 Budd Ave Maple Plain, MN

The properties are primarily leased to tenants for mixed commercial and industrial usage.  The properties have a combined 171,639 net rentable square feet.  As of December 31, 2012, the Company has tenants occupying approximately 97% of the rentable office space.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to use estimates and assumptions which affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Significant items subject to such estimates and assumptions include determination of the useful life of property and other long-lived assets, valuation and impairment analysis of property and other long-lived assets, and valuation of the allowance for doubtful accounts. It is at least reasonably possible that these estimates could change in the near term.

Cash and Cash Equivalents

The Company considers short-term investments with original maturities of 90 days or less to be cash equivalents. The Company believes it is not exposed to any significant credit risk on cash equivalents.

Restricted Escrows and Reserves

The Company is required to hold cash in restricted escrow accounts for insurance, real estate taxes and a replacement reserve. The escrows are used to pay periodic charges of real estate taxes and assessments, tenant improvements, and leasing commissions. The balances in the escrow accounts were $153,976 and $165,624 as of December 31, 2012 and 2011, respectively.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2012 and 2011

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Rents Receivable

Rents receivable and deferred rent are recorded at their estimated net realizable value. The Company follows a policy of providing an allowance for doubtful accounts, which is based on a review of outstanding receivables, historical collection information, and existing economic conditions. The Company does not require collateral and accounts are considered past due if payment is not made on a timely basis in accordance with our credit terms. Accounts considered uncollectible are written off. Receivables have been reduced by an allowance for doubtful accounts of $5,000 as of December 31, 2012. No allowance was considered necessary as of December 31, 2011.

Revenue Recognition

Rent revenue is recognized on a straight-line basis over the terms of the related lease agreements. Differences between rent income earned and base rent amounts due per the respective lease agreements are credited or charged to deferred rent revenue or deferred rent receivable as applicable.  When the Company enters into lease modifications or extensions with current tenants, the deferred rent at the time of the extension is amortized over the remaining term of the lease, and the revised terms are considered a new lease. All tenants are also required to pay their share of operating expenses. Each tenant is billed monthly using an estimated operating cost adjustment based upon current budgeted operating expenses. An additional billing (or refund) is made in the following year after actual operating expenses are determined.

Deferred Leasing Costs and Tenant Allowance

Deferred leasing costs include leasing commissions that are capitalized and are being amortized by the straight-line method over the term of the lease. All direct and indirect costs, including estimated internal costs, associated with the leasing of real estate investments owned by the Company are capitalized and amortized over the term of the related lease. The Company includes lease incentive costs, which are payments made on behalf of a tenant to sign a lease, in deferred leasing costs and amortizes them on a straight-line basis over the respective lease terms as a reduction of rental revenue. Unamortized costs are charged to expense upon the early termination of the lease.

In leasing tenant space, the Company may provide funding to the lessee through a tenant allowance. In accounting for a tenant allowance, the Company determines whether the allowance represents funding for the construction of leasehold improvements and evaluates the ownership, for accounting purposes, of such improvements. If the Company is considered the owner of the leasehold improvements for accounting purposes, the Company capitalizes the amount of the tenant allowance and depreciates it over the shorter of the useful life of the leasehold improvements or the related lease term. If the tenant allowance represents a payment for a purpose other than funding leasehold improvements, or in the event the Company is not considered the owner of the improvements, for accounting purposes, the allowance is considered to be a lease incentive and is recognized over the lease term as a reduction of rental revenue on a straight-line basis. The Company had accumulated amortization of $38,794 and $34,864 as of December 2012, and 2011, respectively. The Company had amortization of $3,930 and $7,373 for the years ended December 2012, and 2011, respectively.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2012 and 2011

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Deferred Financing Costs

Costs incurred in connection with obtaining financing are capitalized and are being amortized to amortization expense on a straight-line basis over the financing term. The Company had accumulated amortization of $77,646 and $64,143 as of December 2012, and 2011, respectively. The Company had amortization expense of $13,504 in each of the years ended December 31, 2012, and 2011, respectively.

Real Estate Property

Real estate property is stated at cost, net of accumulated depreciation.  Property such as land, building and improvements include cost of acquisitions, development, and construction and tenant allowances and improvements. Depreciation and amortization are provided over estimated useful lives ranging from 10 to 25 years by use of the straight-line method. Maintenance and repairs are expensed as incurred; major improvements are capitalized.

Impairment

Long-lived assets, such as real estate property, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable.  An impairment loss would be recognized when the estimated future cash flows from the use and eventual disposition of the asset are less than the carrying amount of that asset. The Company did not recognize any impairment losses for either of the years ended December 31, 2012 or 2011.

Income Taxes

The Company is a limited liability company which is a disregarded entity for tax purposes; therefore, taxable net income (loss) of the Company is included in the income tax returns of its members. Accordingly, no recognition has been given to federal or state income taxes in these financial statements.

The Company's policy of accounting for uncertain tax positions is to recognize the tax effects from an uncertain tax position in the financial statements, only if the position is more likely than not to be sustained on audit, based on the technical merits of the position. The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized, upon ultimate settlement with the relevant tax authority.

The Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for the years before 2009. The Company is not currently under examination by any taxing jurisdiction. In the event of any future tax assessments, the Company has elected to record the income taxes and penalties as general and administrative expense and any related interest as interest expense in the Company's statements of operations and member's deficit.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2012 and 2011

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Subsequent Events

The Company has evaluated subsequent events for matters that require recognition or disclosure in the Company’s financial statements through the date these financial statements were issued.  The Company recognized $30,000 of general and administrative expenses received in 2013 to satisfy $30,000 in subscriptions receivable included in members’ deficit as of December 31, 2012. Contributions from other members totaling $153,750 were received in the quarter-ended March 31, 2013 and an additional $50,000 was contributed in April 2013.  The Company received executive search services in exchange for membership units that were valued at $20,000 that was recognized as compensation expense in April 2013.  As of May 1, 2013, the Kaminski Trusts owned 72% of the Company and remaining members each owned less than 10%.

NOTE 4 - SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid by the Company for interest on the mortgages was $252,224 and $284,594 in 2012 and 2011, respectively.

NOTE 5 - NOTES PAYABLE

The Company holds two mortgages that are secured by the underlying real estate and mature on April 2017.

Notes payable consist of the following:

	As of December 31,
	2012	2011
Mortgage Note A Due in monthly installments of principal and interest of $22,446 with a fixed interest rate of 6.049%, maturing April 8, 2017.	$4,260,727	$4,314,268

Mortgage Note B Due in monthly installments of principal and interest of $3,062 with a fixed interest rate of 12.75%, maturing April 8, 2017.	$297,489	$298,243

Aggregate minimum principal maturities required on notes payable for years ending December 31 are as follows:

2013	$74,026
2014	68,003
2015	72,377
2016	76,212
2017	4,267,598
TOTAL	$4,558,216

The Company is required to periodically fund and maintain escrow accounts to make future real estate tax and insurance payments, as well as to fund certain capital expenditures.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2012 and 2011

NOTE 6 - TENANT LEASES

The Company leases various commercial and industrial space to tenants over terms ranging from one to ten years. Some of the leases have renewal options for additional terms. The leases expire at various dates from June 2013 to February 2016. The leases provide for base monthly rentals and reimbursements for real estate taxes and common area maintenance.

At December 31, 2012, the Company has the following future minimum rentals on non-cancellable leases:

2013	$323,061
2014	267,244
2015	269,913
2016	34,409
TOTAL	$894,627

NOTE 7 - TRANSACTIONS WITH RELATED PARTIES

The Company engages in services with related parties due to common ownership which are described below.

The Company had a management agreement with Kasa Real Estate LLC and formerly Wayzata Properties, LLC, both related parties.  The management fees were $34,483 and $35,843 in 2012 and 2011, respectively.  The Company also had administrative and maintenance agreements with these companies with fees totaling $35,975 and $60,912 in 2012 and 2011, respectively.

The Company has a general services agreement with Outside Services & Storage LLC.  The total cost of these services was $36,106 and $55,888 in 2012 and 2011, respectively.  The Company also has a lease agreement with Outside Services & Storage LLC.  This agreement allows Outside Services & Storage LLC to occupy 17,841 square feet of the industrial building located at 5130 Industrial Street and 24,000 square feet at 1350 Budd Ave at below market rental rates.  The Company received lease payments of $53,701 and $56,137 for the years ended December 31, 2012 and 2011, respectively.

There were no amounts due to or from related parties as of December 31, 2012 and 2011.

NOTE 8 - CONCENTRATIONS

The Company has two tenants that rent approximately 59% of the total rentable space for both of the years ended December 31, 2012 and 2011, respectively. One of these tenants is Outside Services & Storage LLC, a related party that rents 24% of the rentable space. The largest tenant rents 35% of the rentable space.  Together, these two tenants have paid approximately 62% and 56% of the total base rental revenue for the years ended December 31, 2012 and 2011, respectively.  The Company had one unrelated tenant who accounted for all of the total outstanding receivable balance as of December 31, 2012 and the same tenant accounted for approximately 77% of the total outstanding receivable balance as of December 31, 2011.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2012 and 2011

NOTE 9 - RESTRICTED ESCROWS AND RESERVES

According to the terms of the Company's notes payable agreements (Note 5), the Company is required to make monthly and quarterly deposits to various escrow and reserve accounts for the payment of real estate taxes, tenant improvements and leasing commissions. The balances in these restricted escrows and reserve accounts are as follows as of December 31:

	2012	2011
Real estate tax escrow	$59,591	$83,307
Replacement reserve escrow	73,940	59,640
Property insurance escrow	20,445	22,677
	$153,976	$165,624

NOTE 10 - COMMITMENTS AND CONTINGENCIES

The Company is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Company other than routine litigation, claims and administrative proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims and administrative proceedings will not have a material adverse impact on the Company’s financial position or results of operations.